SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ]  Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-12

                           THISTLE GROUP HOLDINGS, CO.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]     No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

          (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

          (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

          (5)  Total fee paid:
--------------------------------------------------------------------------------

  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount previously paid:
--------------------------------------------------------------------------------

          (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

          (3) Filing Party:
--------------------------------------------------------------------------------

          (4) Date Filed:
--------------------------------------------------------------------------------

                    [THISTLE GROUP HOLDINGS, CO. LETTERHEAD]











March 19, 2000

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Thistle Group Holdings, Co. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at Williamson's Restaurant, One Belmont Avenue, Bala Cynwyd, Pennsylvania, on Wednesday, April 19, 2000, at 9:30 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as representatives of Deloitte & Touche LLP, independent accountants, will be present to respond to any questions stockholders may have.

         Whether or not you plan to attend the Meeting, please sign and date the enclosed form of proxy and return it in the accompanying postage-paid return envelope as promptly as possible. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting. YOUR VOTE IS VERY IMPORTANT.

                                           Sincerely,



                                           /s/ John F. McGill, Jr.
                                           -------------------------------------
                                           John F. McGill, Jr.
                                           Chief Executive Officer

--------------------------------------------------------------------------------
                           THISTLE GROUP HOLDINGS, CO.
                                6060 RIDGE AVENUE
                        PHILADELPHIA, PENNSYLVANIA 19128
                                 (215) 483-2800
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 19, 2000
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Thistle Group Holdings, Co. (the "Company"), will be held at Williamson's Restaurant, One Belmont Avenue, Bala Cynwyd, Pennsylvania, on Wednesday, April 19, 2000, at 9:30 a.m. local time. The Meeting is for the purpose of considering and acting upon:

          1.   The election of two directors of the Company; and
          2. The ratification of the appointment of Deloitte & Touche LLP as independent auditors of Thistle Group Holdings, Co. for the fiscal year ending December 31, 2000.

         Execution of a proxy in the form enclosed also permits the proxy holder to vote, in their discretion, upon such other matters that may come before the Meeting. As of the date of mailing, the Board of Directors is not aware of any other matters that may come before the Meeting.

         Action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on March 8, 2000, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed form of proxy which is solicited by the Board of Directors and to return it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

         EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED FORM OF PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                     BY ORDER OF THE BOARD OF DIRECTORS


                                     /s/ Francis E. McGill, III
                                     -------------------------------------------
                                     Francis E. McGill, III, Secretary

Philadelphia, Pennsylvania
March 19, 2000

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                           THISTLE GROUP HOLDINGS, CO.
                                6060 RIDGE AVENUE
                        PHILADELPHIA, PENNSYLVANIA 19128
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 19, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

     This proxy statement is furnished to holders of common stock, $0.10 par value per share ("Common Stock"), of Thistle Group Holdings, Co. (the "Company"). Proxies are being solicited by the Board of Directors of the Company (the "Board" or "Board of Directors") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at Williamson's Restaurant, One Belmont Avenue, Bala Cynwyd, Pennsylvania, on Wednesday, April 19, 2000, 9:30 a.m. local time.

         At the Meeting, stockholders will consider and vote upon (i) the election of two directors; and (ii) the ratification of the appointment of Deloitte & Touche as independent auditors of the Company for the fiscal year ending December 31, 2000. The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company at the address of the Company shown above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Meeting or any adjournment thereof. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director should the nominee be unable to serve, or for good cause, will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on March 8, 2000 (the "Voting Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Voting Record Date, the Company had 7,562,832 shares of Common Stock issued and outstanding.

         The Articles of Incorporation of the Company (the "Articles") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles and includes shares beneficially owned by such person or any of his or her affiliates or associates (as defined in the Articles), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options, and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership or similar plan of the issuer or any subsidiary.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting.

         As to the election of directors as stated in "Information with Respect to Nominees for Director, Directors Continuing in Office, and Executive Officers
- Election of Directors," the form of proxy being provided by the Board enables a stockholder to vote for the election of the Nominees proposed by the Board, or to withhold authority to vote for one or more of the Nominees being proposed. Directors are elected by a plurality of votes cast, without respect to either
(i) broker non-votes or (ii) proxies as to which authority to vote for one or more of the Nominees being proposed is withheld.

         As to all other matters that may properly come before the Meeting, unless otherwise required by law, the Articles, or the bylaws of the Company (the "Bylaws"), a majority of the votes cast by shareholders shall be sufficient to pass on any other matter.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934 Act, as amended (the "1934 Act"). Other than as noted below, management knows of no person or entity, including any "group" as that term is used in ss.13(d)(3) of the 1934 Act, who or which is the beneficial owner of more than 5% of the outstanding shares of Common Stock on the Voting Record Date. Information concerning the security ownership of management is included under "Information with Respect to Nominees for Director, Directors Continuing in Office, and Executive Officers."

                                                                     Percent of
                                                                     Shares of
                                               Amount and Nature of Common Stock
Name and Address of Beneficial Owner           Beneficial Ownership Outstanding
------------------------------------           -------------------- ------------

Roxborough-Manayunk Bank                           695,196 (1)          9.2%
Employee Stock Ownership Plan Trust ("ESOP")
6060 Ridge Avenue
Philadelphia, Pennsylvania  19128

Brandes Investment Partners, L.P.                  444,130 (2)          5.9%
12750 High Bluff Drive
San Diego, California  92130

                         (footnotes appear on next page)

---------------------------------
(1) A portion of these shares are held in a suspense account and will be allocated among participants annually on the basis of compensation as the ESOP debt is repaid. As of the Voting Record Date, 129,537 shares have been allocated under the ESOP to participant accounts.
(2)      Based on a Schedule 13G filed with the SEC on January 31, 2000.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Company. The Company is not aware of any beneficial owner of more than ten percent of its Common Stock.

         Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that, except as otherwise stated below, all Section 16(a) filing requirements applicable to its officers and directors were complied with during the fiscal year ended December 31, 1999. A reporting person of an issuer under Section 12 of the Exchange Act must file a Form 3 within 10 days after the event by which the person becomes a reporting person (i.e., officer, director, or other person). Director Hellauer was appointed to the Board on August 4, 1999 and subsequently filed a Form 3 on August 24, 1999.

--------------------------------------------------------------------------------
               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
              DIRECTORS CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Election of Directors

         The Articles require that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of seven members. Two directors will be elected at the Meeting to serve for three-year terms, as noted below, or until their respective successors have been elected and qualified.

         Francis E. McGill, III and Add B. Anderson, Jr. have been nominated by the Board of Directors to serve as directors (the "Nominees"). Messrs. McGill and Anderson are currently members of the Board. If a Nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any Nominee might be unavailable to serve.

         The following table sets forth the Nominees of the Board of Directors of the Company and the directors continuing in office, their name, age, the year they first became a director of the Company or the Roxborough-Manayunk Bank (the "Bank"), the expiration date of their current term as a director of the Company, and the number and percentage of shares of the Common Stock beneficially owned.

                                                                             Shares of
                                             Year First         Current      Common Stock
                                             Elected or         Term to     Beneficially       Percent
Name                            Age(1)       Appointed(2)       Expire        Owned(3)         of Class
----                            ------       ------------       -------       --------         --------
Board Nominees For Term To Expire In 2003
Francis E. McGill, III            40             1991             2000         67,347 (4)        .9%
Add B. Anderson, Jr.              73             1973             2000        123,914 (5)       1.6%
                THE BOARD OF DIRECTORS RECOMMENDS THAT THE ABOVE
                        NOMINEES BE ELECTED AS DIRECTORS
                         Directors Continuing In Office
Jerry Naessens                    64             1992             2001        243,533 (6)       3.2%
William A. Lamb, Sr.              63             1993             2001         44,174 (5)        .6%
John F. McGill, Jr.               38             1991             2002        352,517 (7)       4.5%
James C. Hellauer                 61             1999             2002         34,758 (8)        .4%
Charles A. Murray                 42             2000             2002         32,000            .4%
All Directors and Executive
Officers as a Group (8
persons)                                                                      937,818 (9)(10)  11.8%

-----------------------
(1)  At December 31, 1999.
(2) Represents year first elected to either the Board of Directors of the Company or the Bank, or a predecessor institution.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(4) Does not include 14,100 unvested restricted stock shares. Includes exercisable options to purchase 13,000 shares of Common Stock.
(5) Does not include 4,800 unvested restricted stock shares. Includes exercisable options to purchase 5,000 shares of Common Stock.
(6) Includes exercisable options to purchase 117,845 shares of Common Stock. Includes 6,885 shares of common stock allocated to the account of the executive officer pursuant to the ESOP. Does not include 49,251 unvested restricted stock shares.
(7) Includes exercisable options to purchase 232,643 shares of Common Stock. Includes 7,212 shares of common stock allocated to the account of the executive officer pursuant to the ESOP. Does not include 85,913 unvested restricted stock shares.
(8) Does not include 6,000 unvested restricted stock shares. Includes exercisable options to purchase 5,000 shares of Common Stock.
(9)  Includes exercisable options to purchase 391,321 shares of Common Stock.
(10) Does not include 695,196 shares of Common Stock held by the ESOP. Directors John McGill, Jr., Jerry A. Naessens and Add B. Anderson, Jr. serve as the members of the ESOP Committee and as the ESOP Trustees. The Board of Directors or the ESOP Committee may instruct the ESOP Trustees regarding investments of funds contributed to the ESOP. The ESOP Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP Trustees as directed by the Board of Directors or the ESOP Committee.

         The following individual holds an executive office in the Bank.

Name                           Age (1)      Position(s) Held With the Bank
----                           -------      ------------------------------
Douglas R. Moore                 39         Senior Vice President
                                            Finance and Operations

------------
(1)      At December 31, 1999.

         The executive officers of the Company and the Bank are appointed annually and hold office until their respective successors have been appointed and qualified or until death, resignation, or removal by the Board of Directors.

Biographical Information

         The principal occupation of each director, nominee for director, and executive officer of the Company is set forth below. Unless otherwise noted, all persons have held their present occupation for the last five years.

         Francis E. McGill, III is the sole proprietor of the law firm of McGill and McGill, Philadelphia, Pennsylvania, and has practiced with the firm since 1988. McGill and McGill serve as general counsel to the Company and the Bank. He is a member of the Board of Trustees of Roxborough Memorial Hospital.

         Add B. Anderson, Jr. is 100% owner of KeyBis Corporation (formerly Eastern Continuous Forms, Inc.), a manufacturer of business forms in Blue Bell, Pennsylvania. He serves as a member of the Board of Trustees of Roxborough Memorial Hospital and is Chairman of the Roxborough Memorial Health Foundation.

         Jerry A. Naessens has been employed by the Bank as Chief Financial Officer since 1991. Mr. Naessens was a partner in Deloitte & Touche LLP or a predecessor firm from 1966 to 1991.

         William A. Lamb, Sr. was President/CEO of Lamb Brothers Office Products, Philadelphia, Pennsylvania for 33 years. In 1992, Lamb Brothers became part of Philadelphia Stationers, where Mr. Lamb assumed the title of Executive Vice President, a title he currently holds with Staples, Inc.

         John F. McGill, Jr. has been President of the Bank since November 20, 1996. Prior to becoming President, he was Executive Vice President in charge of operations, lending and portfolio management of the Bank since March 1991. He has served the Bank in various officer positions since 1984 and has been a director since 1991. Mr. McGill serves on the finance committee of the Basilica of the National Shrine in Washington, D.C. Mr. McGill was elected as the Company's Chairman of the Board in November 1998.

         James C. Hellauer is Executive Director of Colmen Capital Advisors, Inc., a diversified financial services company located in Wayne, Pennsylvania. In addition, since 1989 to the present, he has been the owner of James C. Hellauer & Associates, a consulting firm. Mr. Hellauer serves on the boards of Philanthropic Mutual Life Insurance Company, Philanthropic Mutual Fire Insurance Company, and daly.commerce. Mr. Hellauer was appointed to serve on the Company and Bank's Board of Directors in August 1999 to fill the vacancy created by the death of Patrick T. Ryan.

         Charles A. Murray is the Founder and Principal of Rhodyo Venture Group, an investment firm located in Bala Cynwyd, Pennsylvania. From 1987 to 1999 he was the Founder and Chief Executive Officer of Actium Corporation. Mr. Murray was appointed to the Company and Bank's Board of Directors in February 2000.

         Douglas R. Moore has been employed by the Bank as Treasurer since September 1998. Mr. Moore was the Chief Financial Officer of Commerce Capital Markets from 1995 to 1998 and a Senior Manager in the financial services group of Deloitte & Touche LLP from 1984 to 1995.

Nominations for Directors

         Nominations of candidates for election as directors at any annual meeting of stockholders may be made (a) by, or at the direction of, a majority of the Board of Directors or (b) by any stockholder entitled to vote at such annual meeting. Only persons nominated in accordance with the procedures set forth in the Articles may be eligible for election as directors at an annual meeting.

         Nominations, other than those made by or at the direction of the Board of Directors, must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Such stockholder's notice shall set forth the information required by Article 7 of the Articles.

         The Board or a committee of the Board may reject any nomination by a stockholder not timely made in accordance with the requirements of the Articles. A stockholder may be given the opportunity to correct a notice not meeting the requirements of the Articles as provided in the Articles. Notwithstanding the procedures set forth in the Articles, if neither the Board nor such committee makes a determination as to the validity of any nominations by a stockholder, the presiding officer of the annual meeting shall determine and declare at the annual meeting whether the nomination was made in accordance with the terms of the Articles. If the presiding officer determines that a nomination or proposal was made in accordance with the terms of the Articles, such officer shall so declare at the annual meeting and ballots shall be provided for use at the meeting with respect to such nominee or proposal. If the presiding officer determines that a nomination or proposal was not made in accordance with the terms of this Article, such officer shall so declare at the annual meeting and the defective nomination or proposal shall be disregarded.

Meetings and Committees of the Board of Directors

         The business of Board of Directors of the Company is conducted through meetings of the Board of Directors and the committees of the Board of the Company. During the year ended December 31, 1999, the Board of Directors of the Company held 12 regular meetings and 4 special meetings. During the year ended December 31, 1999, no directors attended fewer than 75% of the total meetings of the Board of Directors and committees on which such director served.

         The Compensation Committee of the Company/Bank consists of Directors Lamb, Domanski, and Hellauer (Chairman). The committee is a standing committee and meets annually to review the performance of the Company's and the Bank's officers, and to determine compensation programs and adjustments. The Compensation Committee met once during fiscal 1999 to consider compensation.

         The Audit Committee of the Company/Bank, a standing committee, consists of non-management Directors Hellauer, Domanski, Lamb, F.E. McGill, III, and Anderson (Chairman). In its capacity as the Audit Committee, the Board is responsible for developing and monitoring the Bank's audit program. This committee meets with the Bank's outside auditor to discuss the results of the annual audit and any related matters. The Chairman of the Audit Committee also receives and reviews all the reports and findings and other information presented to him by the Bank's internal auditor. The Audit Committee met once in 1999.

         For fiscal 1999, the Company's Nominating Committee consisted of J.F. McGill, Jr., Lamb and Naessens. The Nominating Committee met once during 1999.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Directors' Compensation

         Board Fees. Non-officer members of Board of Directors of the Bank received fees of $1,000 per month during the 1999 fiscal year plus a $1,200 retainer. Members of the Board's Budget, Audit and Advisory Committees were paid $1,000 for each meeting attended during fiscal 1999. The Bank paid a total of $83,200 in directors' fees for the fiscal year ended December 31, 1999. The Company does not pay any additional compensation for membership on the Board of Directors.

         Stock Awards. On July 21, 1999, the stockholders of the Company approved the Thistle Group Holdings, Co. 1999 Stock Option Plan ("1999 Stock Option Plan") and the Roxborough-Manayunk Bank Restricted Stock Plan and Trust ("Management Stock Plan"). Pursuant to the terms of the 1999 Stock Option Plan, each non-employee director received on the date of stockholder approval options to purchase 15,000 shares of Common Stock. Under the Management Stock Plan, the same non-employee directors received 6,000 shares of restricted stock on the date of stockholder approval. The restricted shares vest at a rate of 20% on the date of grant and 20% annually thereafter. Options are exercisable 33.3% on the date of grant and 33.3% annually thereafter. In the event of a change in control of the Company, all awards are immediately vested.

Executive Compensation

         Summary Compensation Table. The following table sets forth for the year ended December 31, 1999, certain information as to the compensation received by the Chief Executive Officer and each executive officer of the Company who received total cash compensation in excess of $100,000. All compensation is paid by the Bank.

                                                                                                All Other
                                  Annual Compensation       Long Term Compensation Awards       Compensation
                                  ------------------- --------------------------------------    ------------
                                                                             Securities
Name and                 Fiscal                       Restricted Stock       Underlying
Principal Position       Year      Salary     Bonus       Awards (1)       Options/SARs (#)        ($)(2)
------------------      ---------  -------    ------      ----------       ----------------       -------

John F. McGill, Jr.       1999    $250,000   $40,129      $767,847            171,575             $ 7,672
President and Chief       1998     225,000    71,250         --                  --                21,738
Executive Officer         1997     200,000    35,000         --                  --                26,046
Jerry A. Naessens         1999    $225,000   $24,379      $440,181            117,845             $91,163
Chief Financial Officer   1998     200,000    50,000         --                  --                93,779
                          1997     175,000     8,750         --                  --                68,481

                         (footnotes appear on next page)

-------------------------
(1) Value of awards as of date of grant. At December 31, 1999, Messrs. McGill and Naessens had 85,913 and 49,251 shares of restricted stock, respectively, with values of $601,391 and $344,757, respectively (calculated by multiplying $7.00, the closing average bid and asked price of the Common Stock on December 31, 1999 by the number of restricted stock shares). Dividends will be paid on restricted stock. Restricted shares vest at 20% per year beginning July 21, 2000.
(2) Includes allocations under the Bank's ESOP valued at $7,672, $2,700 and $2,046, in fiscal 1999, 1998 and 1997 respectively, for each of the named executive officers. The amounts also include a $19,038 and $24,000, in fiscal 1998 and 1997 respectively, contribution by the Bank to its profit sharing plan on behalf of Messrs. McGill and Naessens, and an accrual of $83,491, $72,041 and $42,435 in fiscal 1999, 1998 and
         1997 respectively, under the Bank's supplemental retirement plan for Mr. Naessens.

         Pension Plan. The Bank sponsors a defined benefit pension plan (the "Pension Plan"). All full-time employees and part-time employees of the Bank who work 1,000 hours are eligible to participate after one year of service and attainment of age 21. A qualifying employee becomes fully vested in the Pension Plan upon completion of five years service or when the normal retirement age (the later of age 65 or the 5th anniversary of the first day of the Pension Plan year in which the participant commenced participation in the Pension Plan) is attained.

         Benefits are payable in the form of various annuity alternatives, including a joint and survivor option, or in a lump-sum amount. The following table shows the estimated annual benefits payable under the Pension Plan based on the respective employee's years of benefit service and applicable average annual salary, as calculated under the Pension Plan. Benefits under the Pension Plan take into account permitted disparity allowed under the Code. Benefits shown below are based on the covered compensation of an employee retiring at age 65 in 1999.


                             Years of Benefit Service
             -------------------------------------------------------
                 15         20          25         30         35
                 ---        ---         ---        ---        ---

$ 60,000      $ 7,921     $10,562     $13,203    $15,843    $18,484
  80,000       11,221      14,962      18,703     22,443     18,703
 100,000       14,521      19,362      24,203     29,043     33,884
 125,000       18,646      24,862      31,078     37,293     43,509
 150,000       22,771      30,362      37,953     45,543     53,134
 160,000       24,552      32,736      40,920     49,104     57,288


         The Pension Plan provides for monthly payments to each participating employee at normal retirement age. The annual allowance payable under the Pension Plan is equal to the sum of (A) and (B), where (A) equals the product of
(i) .65% of the participant's average monthly compensation, based on the highest five (5) consecutive years and excluding compensation in excess of $160,000, and
(ii) the participant's years of participation as of his normal retirement date, and (B) equals the product of (i) .45% of the participant's average monthly compensation in excess of covered compensation (as defined in Section 401 of the Code), and (ii) the participant's years of participation as of his normal retirement date (but not to exceed thirty-five (35) years). A participant who is vested in the Pension Plan may elect an early retirement (at age 55 with 20 years of service or age 62 with 10 years of service), and may elect to receive a reduced monthly benefit. The Pension Plan also provides for payments in the event of disability or death. At December 31, 1999, John McGill, Jr. and Jerry Naessens had 15 and 8 years of credited service under the Pension Plan. Total pension expense for 1997, 1998 and 1999 amounted to $143,394,

166,900 and $196,343, respectively. On November 18, 1999, the Board of Directors elected to terminate the defined benefit pension plan effective December 31, 1999 and is currently waiting for approval of such termination from the Internal Revenue Service.

         Supplemental Retirement Agreement. In November, 1993, the Bank entered into non-tax qualified retirement and death benefit agreement with Jerry Naessens, Chief Financial Officer. The agreement was subsequently amended in June 1996. In recognition of the services provided by Mr. Naessens to the Bank, the retirement agreement provides that Mr. Naessens (or his spouse) shall receive at age 67 a monthly retirement benefit of $4,167. If Mr. Naessens becomes permanently and totally disabled prior to age 67, he will receive the monthly supplemental retirement benefits upon reaching age 67. The retirement agreement provides that Mr. Naessens' spouse shall receive a pro-rated monthly death benefit if he dies while employed by the Bank prior to age 67, based on his age at the time of death.

         Employment Agreements.  The Bank has an employment agreement with Jerry
A. Naessens, Chief Financial Officer of the Bank. The Bank and Company have an employment agreement with John F. McGill, Jr., President and Chief Executive Officer. The employment agreements are for terms of three years. The agreements may be terminable by the Bank for "just cause" as defined in the employment agreements. If the Bank terminates the employees without just cause, such employee will be entitled to a continuation of his salary from the date of termination through the remaining term of the employment agreement. Each employment agreement contains a provision stating that in the event of the termination of employment in connection with, or within one year after, any change in control of the Bank or the Company, the employee will be paid a lump sum amount equal to 2.99 times their annual average compensation for the five most recent years. If such payments were to be made under the employment agreements, as of December 31, 1999, such payments would equal approximately $592,000 and $529,000, respectively to John F. McGill, Jr. and Jerry Naessens. The employment agreements may be renewed annually by the Board of Directors upon a determination of satisfactory performance within the Board's sole discretion. If any of the employees shall become disabled during the term of their respective employment agreements, the employee shall nevertheless continue to receive payment of his base salary for a period of 12 months but such period shall not exceed the remaining term of the employment agreement, and 80% of such base salary for the remaining term of the employee's employment agreement.
Disability payments under the employment agreements shall be reduced by any other benefit payments made under other disability programs in effect for Bank employees.

         1999 Stock Option Plan. Set forth below are options awarded to the named individuals pursuant to the 1999 Stock Option Plan. All options are immediately exercisable.

                               OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                 Percent of
                               Number of        Total Options
                              Securities         Granted to
                              Underlying         Employees                                          Fair Value
Name                      Options Granted (#)   in Fiscal Year  Exercise Price   Expiration Date   of Options(1)
----                      -------------------   --------------  --------------   ---------------   -------------
John F. McGill, Jr.             171,575              35%            $8.9375      July 21, 2009       $303,688
President and CEO
Jerry Naessens                  117,845              24%            $8.9375      July 21, 2009       $208,586
Chief Financial Officer

---------------------
(1) The fair value of the options granted was estimated using the binomial option pricing model. Under such analysis, the risk-free interest rate was assumed to be 6.50%, the expected life of the options to be 120 months, the expected volatility to be 27.11% and the dividend yield to be 3.40% per share. At December 31, 1999, the average of the closing per share bid and ask price of the Company's Common Stock was $7.00.


         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                OPTION/SAR VALUES

                                                                     Number of Securities
                                                                          Underlying         Value of Unexercised
                                                                         Unexercised             in-the-Money
                                                                       Options/SARs at          Options/SARs at
                                        Shares                      December 31, 1999 (#)    December 31,1999 ($)
                                      Acquired on       Value            Exercisable/            Exercisable/
Name                                 Exercise (#)    Realized($)        Unexercisable          Unexercisable (1)
----                                 ------------    -----------        -------------          -----------------

John F. McGill, Jr.                       -0-            -0-             232,643 / 0             $309,615 / 0
President and CEO

Jerry A. Naessens,                      44,412         302,890           117,845 / 0                $ 0 / 0
Chief Financial Officer


------------------
(1) Based on the average exercise price and the closing price of the Common Stock of $7.00 on December 31, 1999.


Certain Related Transactions

         The Bank has followed the policy of offering residential mortgage loans for the financing of personal residences, share loans, and consumer loans to its officers, directors and employees. The loans are made in the ordinary course of business and also made on substantially the same terms and conditions, including interest rate and collateral, as those of comparable transactions prevailing at the time with other persons, and do not include more than the normal risk of collectibility or present other unfavorable features.

         Francis E. McGill, III is the sole proprietor of McGill and McGill, a law firm in Philadelphia, Pennsylvania, which during the year ended December 31, 1999 received approximately $117,000 in fees from the Bank for legal services.

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee consists of non-employee Directors Lamb, Domanski and Hellauer (Chairman). The Company had no "interlocking" relationships existing on or after January 1, 1999 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Company's Board of Directors, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Company's Board of Directors.

Report of the Compensation Committee on Executive Compensation

         The executive officers of the Company consist of John F. McGill, Jr. (President and Chief Executive Officer) and Jerry Naessens (Chief Financial Officer).

         The compensation committee met on December 7, 1999 to make its annual review of the performance of the CEO and other officers and approve changes to base compensation as well as level of bonus, if any, to be awarded.

         In determining whether the base salary of the CEO should be increased, the Committee considers individual performance, performance of the Bank, the size of the Bank, the complexity of its operations, and information regarding compensation paid to executives performing similar duties at similarly situated financial institutions. Other factors considered by the Compensation Committee at this meeting include general management oversight at the Bank, quality of communication with the Board of Directors, and the productivity of employees. The Committee also considers the Bank's standing with customers and the community as evidenced by the level of customer/community complaints and/or compliments.

         The Committee was given the following materials for general bank and peer comparison


          o    1999 SNL Executive Compensation Review
          o    Prior year's Compensation Committee Report
          o    Bank Administration Institute (BAI) Bank Cash Compensation
               Review (PA)

         During the year ended December 31, 1999, John F. McGill, Jr., President and CEO received an increase in salary from $225,000 to $250,000, effective January 1, 1999.

         Compensation Committee Members

         James C. Hellauer, Chairman
         Robert E. Domanski, M.D.
         William A. Lamb, Sr.

Performance Graph

         Set forth below is a performance graph comparing the cumulative total shareholder return on the Common Stock with (a) the total return index for domestic companies listed on The Nasdaq Stock Market, (b) the total return index for banks listed on The Nasdaq Stock Market, and (c) the total return index for companies on the Standard & Poor's 500. These total return indices of The Nasdaq Stock Market and the Standard & Poor's 500 are computed by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All four investment comparisons assume the investment of $100 as of the close of trading on July 14, 1998 (the date of initial issuance of the Common Stock) and the reinvestment of dividends when paid. In the performance graph below, the periods compared were July 14, 1998 and each subsequent year end through December 31, 1999.

There can be no assurance that the Company's future stock performance will be the same or similar to the historical performance shown in the graph below. The Company neither makes nor endorses any predictions as to stock performance.

                                [OBJECT OMITTED]

                               [plotting points]

-------------------------------------- ------------- ------------ ------------
                                         7/14/98      12/31/98     12/31/99
-------------------------------------- ------------- ------------ ------------
Thistle Group Holdings, Co.                $100        $97.45        72.92
-------------------------------------- ------------- ------------ ------------
CRSP Nasdaq Bank Index                     $100         92.86        89.25
-------------------------------------- ------------- ------------ ------------
CRSP U.S. Index                            $100        112.90       203.97
-------------------------------------- ------------- ------------ ------------
CRSP S&P 500 Index                         $100        105.20       127.53
-------------------------------------- ------------- ------------ ------------

--------------------------------------------------------------------------------
                     RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         Deloitte & Touche LLP was the Company's independent auditor for the fiscal year ended December 31, 1999. The Board of Directors has approved the selection of Deloitte & Touche LLP as its auditor for the fiscal year ending December 31, 2000, subject to ratification by the Company's stockholders. A representative of Deloitte & Touche LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

         Ratification of the appointment of the auditor requires the affirmative vote of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Deloitte & Touche LLP as the Company's auditor for the fiscal year ending December 31, 2000.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting such proxies.

--------------------------------------------------------------------------------
                                 ANNUAL REPORTS
--------------------------------------------------------------------------------

         The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1999, including financial statements, will be mailed to all stockholders of record as of the Voting Record Date. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to Thistle Group Holdings, Co., Shareholder Relations, 6060 Ridge Avenue, Philadelphia, Pennsylvania 19128. The Annual Report to Stockholders is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 6060 Ridge Avenue, Philadelphia, Pennsylvania 19128, no later than December 20, 2000. Any such proposals shall be subject to the requirements of the proxy rules adopted under the 1934 Act. In the event the Company receives notice of a stockholder proposal to take action at next year's annual meeting of stockholders that is not submitted for inclusion in the Company's proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its stockholders intend to exercise their discretion to vote on the stockholder proposal in accordance with their best judgment if notice of the proposal is not received at the Company's main office by February 18, 2001.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the Meeting, it is intended that proxies will be voted in accordance with the judgment of the persons named in the proxy. The Company did not have notice of any other matter on or before February 6, 2000, and therefore the persons named in the accompanying proxy will exercise discretionary authority when voting on any other matter to come before the Meeting.

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ Francis E. McGill, III
                                        ----------------------------------------
                                        Francis E. McGill, III, Secretary

Philadelphia, Pennsylvania
March 19, 2000

--------------------------------------------------------------------------------
                           THISTLE GROUP HOLDINGS, CO.
                                6060 RIDGE AVENUE
                        PHILADELPHIA, PENNSYLVANIA 19128
                                 (215) 483-2800
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 19, 2000
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Thistle Group Holdings, Co. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at Williamson's Restaurant, One Belmont Avenue, Bala Cynwyd, Pennsylvania, 19004 on Wednesday, April 19, 2000, at 9:30 a.m. and at any and all adjournments thereof, as follows:
                                                        FOR  WITHHELD
                                                        ---  --------

1. The election as director of all nominees listed below each for a 3 year term:

          Francis E. McGill, III                        [_]     [_]
          Add B. Anderson, Jr.


INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.


     ---------------------------------------------------------------------------

                                                        FOR   AGAINST  ABSTAIN
                                                        ---   -------  -------

2.        Proposal to ratify the appointment
          of Deloitte & Touche LLP as independent
          auditors of the Company for the fiscal year
          ending December 31, 2000.                     [_]     [_]     [ ]

          The Board of Directors recommends a vote "FOR" all of the above listed propositions.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Should the undersigned be present and elects to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying the Secretary of the Company of his or her decision to terminate this proxy.

          The undersigned acknowledges receipt from the Company prior to the execution of this proxy of an Annual Report to Stockholders, a Notice of the Meeting and a Proxy Statement dated March 19, 2000.


                                            Please check here if you
Dated:                        , 2000    [_] plan to attend the Meeting.
       -----------------------



------------------------------------        ------------------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER



------------------------------------        ------------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER


Please sign exactly as your name appears on this form of proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------